SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	October 27, 2005

Commission file number: 0-13888

CHEMUNG FINANCIAL CORPORATION (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-123703-8 (I.R.S. Employer Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901
 (Address of principal executive offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant's Certifying Accountant

Effective October 26, 2005, Chemung Financial Corporation engaged Crowe Chizek and Company LLC as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2006. This engagement was approved by the Audit Committee of the Registrant's Board of Directors.

The registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1) of Regulation S-K.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

October 27, 2005	By: Jan P. Updegraff

/s/Jan P. Updegraff
President & Chief Executive Officer